UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2008

THE DRESS BARN, INC.
(Exact name of registrant as specified in its charter)

Connecticut
(State or other Jurisdiction of Incorporation)

0-11736	06-0812960
(Commission File	(I.R.S. Employer
Number)	Identification No.)

30 Dunnigan Drive, Suffern, New York	10901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(845) 369-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ss General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On January 7, 2008, Dress Barn, Inc., issued a press release announcing that the Company will be presenting at the Cowen and Company 6th Annual Consumer Conference on Tuesday, January 15, 2008. A copy of this press release is furnished as Exhibit No. 99.1 to this Form 8-K and is incorporated by reference into this item 8.01.

On January 8, 2008, Dress Barn, Inc., issued a press release announcing that the Company will be presenting at the 10th Annual ICR XChange Conference on Wednesday, January 16, 2008. A copy of this press release is furnished as Exhibit No. 99.2 to this Form 8-K and is incorporated by reference into this item 8.01.

ITEM 9.01  EXHIBITS.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 7, 2008.
99.2	Press Release dated January 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DRESS BARN, INC.
(Registrant)

Date: January 8, 2008

BY: /S/ ARMAND CORREIA
Armand Correia
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 7, 2008.
99.2	Press Release dated January 8, 2008.